THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT", AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

REGULATION S SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made effective as of the ___ day of January 2008.

BETWEEN:                                               PURCHARGERS,  accredited investors who are not residents in the United State.
           (hereinafter called the "Subscriber")

OF THE FIRST PART

AND:

SUNRISE MINING CORPORATION, a Nevada corporation with address at: 1108 West Valley Blvd, STE 6-399, Alhambra, CA 9180, United States

(hereinafter called the "Corporation")

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS :

1.                      DEFINITIONS

1.1                    The following terms will have the following meanings for all purposes of this Agreement.

(a)	"Agreement" means this Agreement, and all schedules and amendments to in the Agreement.

(b)	"Common Stock" means the shares of Common Stock of the Corporation, $0.001 par value per share.

(c)	"Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

(d)	"Subscriber" means the Subscriber executing the signature page to this Agreement.

(e)	"Offering" means the offering of the Units by the Corporation.

(f)	"Purchase Price" means the purchase price payable by the Subscriber to the Corporation in consideration for the purchase and sale of the Units in accordance with Section 2.1 of this Agreement.

(g)	"SEC" means the United States Securities and Exchange Commission.

(h)	"Securities Act" means the United States Securities Act of 1933, as amended.

(i)	"Shares" means those shares of Common Stock to be purchased by the Subscriber and comprising a portion of the Units.

(j)	"Unit" means a unit consisting of one (1) Share and one (1) Warrant.

(k)
"Warrant" means one full share purchase warrant entitling the Holder to purchase one Share at a price of $.10 per share during the period from the date of issue to the date that is three (3) years from the date of issue.

(l)	"Warrant Shares" means the Common Stock issuable upon exercise of the Warrants.

1.2                    All dollar amounts referred to in this agreement are in United States currency, unless expressly stated otherwise.

2.                      PURCHASE AND SALE OF UNITS

2.1                    Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Corporation such number of Units as is set forth upon the signature page hereof at a price equal to $.04 per Unit. Upon execution, the subscription by the Subscriber will be irrevocable.

2.2                    The Purchase Price is payable by the Subscriber on execution of this Subscription Agreement and will be advanced to the Corporation.

2.3                    Upon execution by the Corporation, the Corporation agrees to sell such Units to the Subscriber for the Purchase Price subject to the Corporation's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable.

2.4                    Any acceptance by the Corporation of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.5                    Pending acceptance of this subscription by the Corporation, all funds paid by the Subscriber shall be deposited by the Corporation and immediately available to the Corporation for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Corporation.

2.6                    The Subscriber hereby authorizes and directs the Corporation to deliver the securities to be issued to such Subscriber to the Subscriber's address for notice indicated in Section 5.1 of this Agreement.

2.7                    The Subscriber acknowledges and agrees that the subscription for the Units and the Corporation's acceptance of the subscription is not subject to any minimum subscription for the Offering.

2.8                    The Subscriber acknowledges and agrees that no underwriters were used in connection with this private placement and no commission was incurred in connection with this private placement.   .

3.                      REGULATION S AGREEMENTS OF THE SUBSCRIBER

3.1                    The Subscriber represents and warrants to the Corporation that the Subscriber is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Units for the account or benefit of a U.S. Person.

A "U.S. Person" is defined by Regulation S of the Securities Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)
formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

3.2                    The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Units was received.

3.3                    The Subscriber acknowledges that the Units, the Shares the Warrants and the Warrant Shares are "restricted securities" within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

3.4                    The Subscriber agrees not to engage in hedging transactions with regard to the Units, the Shares, the Warrants or the Warrant Shares unless in compliance with the Securities Act.

3.5                    The Subscriber and the Corporation agree that the Corporation will refuse to register any transfer of the Units, the Shares, the Warrants or the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

3.6                    The Subscriber agrees to resell the Units, the Shares, the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

3.7                    The Subscriber acknowledges and agrees that all certificates representing the Units, the Shares, the Warrants and the Warrant Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT", AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

4.                      REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber, represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such covenants, representations and warranties in connection with the sale of the Units to such Subscriber:

4.1                    The Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Units. The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Units.

4.2                    The Subscriber has had full opportunity to review the Corporation's filings with the SEC pursuant to the Exchange Act, including the Corporation's annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and additional information regarding the business and financial condition of the Corporation. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Units. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this information with the Subscriber's legal and financial advisers prior to execution of this Agreement.

4.3                    The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Units. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this information with the Subscriber's legal and financial advisers prior to execution of this Agreement.

4.4                    The Subscriber acknowledges that the offering of the Units by the Corporation has not been reviewed by the SEC and that the Units are being issued by the Corporation pursuant to an exemption from registration under the Securities Act.

4.5                    The Subscribers understands that the Units it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.6                    The Units will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units.

4.7                    An investment in the Corporation is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Corporation and the Units. The Subscriber is financially able to bear the economic risks of an investment in the Corporation.

4.8                    The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that the Corporation is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

4.9                    The Subscriber is not aware of any advertisement of the Units.

4.10                  This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.11                  The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Units; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Units; and (v) any restrictions on transfer applicable to any disposition of the Units imposed by the jurisdiction in which the Subscriber is resident.

5.                      MISCELLANEOUS

5.1                    Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Corporation, at its corporate office at 1108 West Valley Blvd STE 6-399, Alhambra, CA 91803, United States, Attention: Investor Relationship, and to the Subscriber at his address provided in 5.3. of this agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2                    The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

5.3                    Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Units Subscribed For:

Signature of Subscriber or
Authorized Signatory for Subscriber:
(if Subscriber is not an individual)

Name of Authorized Signatory for Subscriber:
(if Subscriber is not an individual)

Name of Subscriber:

Address of Subscriber:

Jurisdiction of Incorporation of Subscriber:
(If Subscriber is a Corporation)

Registration Instructions :

Name:

Account Reference (if applicable):

Address

ACCEPTED BY:

SUNRISE MINING CORPORATION.

Signature Of Authorized Signatory:	:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance: